UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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[ ]    Preliminary Proxy Statement
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[ ]    Definitive Proxy Statement
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[ ]    Soliciting Material Pursuant to § 240.14a‑12

MFRI, INC.
(name of registrant as specified in its charter)
_________________________________________
(name of person(s) filing proxy statement, if other than registrant)

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Notice of Annual Meeting
*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholders’ Meeting to be Held on June 17, 2014

MFRI, Inc.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	April 21, 2014
	Date:	June 17, 2014
	Time:	10:00 a.m., Central Time
	Location:	The Hilton Rosemont Chicago O'Hare
5550 North River Road
Rosemont, Illinois 60018

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE
1. Annual Report 2.NOTICE & PROXY STATEMENT

How to View Online:
Have the information that is printed in the box marked by the arrow  (located on the following page) and visit www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:   1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com

* If requesting materials by email, please send a blank e-mail with the information that is printed in the box marked by the arrow
 (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the requests as instructed above on or before June 3, 2014.

How to Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet· To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR the Board's nominees

1. Election of Directors
Nominees:
David Unger
Bradley E. Mautner
Dennis Kessler
Mark A. Zorko
Michael J. Gade
David S. Barrie
Jerome T. Walker

The Board of Directors recommends you vote FOR the following proposals:

2. Approval of the advisory resolution on executive compensation

3. Ratification of the appointment of Grant Thornton LLP as the Company's independent accountant for the fiscal year ending January 31, 2015.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.